                                                                   EXHIBIT 10.5
















------------------------------------------------------------------------------

                                    LEASE


                                   Between


                            WRC PROPERTIES, INC.,
                                 AS Landlord



                                     And



                                SYNTEL, INC.,
                                  as Tenant


------------------------------------------------------------------------------

                               TABLE OF CONTENTS

SECTION 1. BASIC LEASE PROVISIONS.......................................... 1
SECTION 2. THE PREMISES.................................................... 2
SECTION 3. THE TERM........................................................ 2
SECTION 4. THE BASE RENT................................................... 3
SECTION 5. LATE CHARGES AND INTEREST....................................... 3
SECTION 6. OPERATING EXPENSES, UTILITIES, AND TAXES........................ 3
SECTION 7. USE OF PREMISES................................................. 6
SECTION 8. INSURANCE....................................................... 8
SECTION 9. DAMAGE BY FIRE OR OTHER CASUALTY................................ 9
SECTION 10. REPAIRS, RENOVATIONS AND ALTERATIONS.......................... 10
SECTION 11. LEINS......................................................... 11
SECTION 12. EMINENT DOMAIN................................................ 11
SECTION 13. ASSIGNMENT OR SUBLETTING...................................... 12
SECTION 14. INSPECTION OF PREMISES........................................ 13
SECTION 15. FIXTURES AND EQUIPMENT........................................ 13
SECTION 16. PARKING AREAS................................................. 13
SECTION 17. NOTICE OR DEMANDS............................................. 14
SECTION 18. BREACH; INSOLVENCY; RE-ENTRY.................................. 14
SECTION 19. SURRENDER OF PREMISES ON TERMINATION.......................... 16
SECTION 20. PERFORMANCE BY LANDLORD OF THE COVENANTS OF TENANT............ 16
SECTION 21. SUBORDINATION; ESTOPPEL CERTIFICATES.......................... 16
SECTION 22. QUIET ENJOYMENT............................................... 17
SECTION 23. HOLDING OVER.................................................. 17
SECTION 24. REMEDIES NOT EXCLUSIVE; WAIVER................................ 17
SECTION 25. WAIVER OF SUBROGATION......................................... 18
SECTION 26. RIGHT TO SHOW PREMISES........................................ 18
SECTION 27. INDEMNIFICATION............................................... 18
SECTION 28. DEFINITION OF LANDLORD; LANDLORD'S LIABILITY.................. 19
SECTION 29. SECURITY DEPOSIT AND SECURITY INTEREST........................ 19
SECTION 30. RULES AND REGULATIONS......................................... 20
SECTION 31. SIGNS AND ADVERTISING......................................... 20
SECTION 32. GENERAL....................................................... 20
EXHIBIT A SPACE PLAN...................................................... 23
EXHIBIT B RULES AND REGULATIONS OF THE PROJECT............................ 24
EXHIBIT C DAILY JANITORIAL SERVICE........................................ 27
EXHIBIT D SPECIAL PROVISIONS.............................................. 28
  D1 EXCESS TENANT IMPROVEMENT COST. ..................................... 28
  D2 MOVING ALLOWANCE. ................................................... 28
  D3 OPTION TERM.......................................................... 28
  D4 TENANT AUDIT RIGHT. ................................................. 28
  D5 TENANT'S RIGHT TO CURE. ............................................. 28
  D6 NON-DISTURBANCE. .................................................... 29

                                     LEASE
                                     -----

        THIS LEASE is made entered into as of August 22, 1996, by and between WRC Properties, Inc. (the "Landlord"), a Deleware Corporation having its principal office at 730 Third Avenue, New York, New York 10017, and Tenant named below who agree as follows:

                                   SECTION 1.

                             BASIC LEASE PROVISIONS

        1.01 The following basic lease provisions are an integral part of this Lease and are referred to in other Sections of this Lease.

        (a)     Tenant's name and jurisdiction of formation:
                SYNTEL, INC., a Michigan Corporation
                --------------------------------------------

                Tenant Social Security/Taxpayer Indentification Number:       38-2312018
                                                                              ----------
                Tenant Standard Industrial Classification (SIC) Code Number:  7371
                                                                              ----------
        (b)     Tenant's Address:       5700 Crooks Road
                                        -------------------------
                                        Suite 301
                                        -------------------------
                                        Troy, Michigan  48098
                                        -------------------------
                                        Attn:  Daniel Moore, Esq.
                                        -------------------------

        (c)     Manager's Name          Apex Management, Inc.
                and Address:            20500 Civic Center Drive
                                        Suite 3000
                                        Southfield, Michigan  48076

        (d)     Project Name:           Troy Officentre A - D
                                        ------------------------

                Building Name:          Troy Officentre D
                                        ------------------------

                Building Address:       2800 Livernois
                                        ------------------------
                                        Troy, Michigan  48083
                                        ------------------------

        (e)     Premises:               Floor:          4th Floor
                                                        -------------------------------------------
                                        Suite Number:   400
                                                        -------------------------------------------
                                        Square Feet:    23,328 usable / 24,900 rentable square feet
                                                        -------------------------------------------

        (f)     Term:

                Scheduled Occupancy Date:                       December 1, 1996
                                                                ------------------
                Scheduled Expiration Date of Initial Term:      November 30, 2001
                                                                ------------------
                Initial Term:                                   Five (5) years
                                                                ------------------

        (g)     Base Rent:

                Monthly         $   32,681.25
                                -------------

                Annual          $  392,175.00
                                -------------

                Aggregate       $1,960,875.00
                                -------------

        (h)     Tenant's Proportionate Share:

                 24,900 Rentable square feet in the Premises diveded by
                -------
                140,590 Rentable square feet in the Building = 17.711%
                -------                                        ------

        (i)     Number of Exclusive Parking Spaces:  None at an initial increase of additional rent of $ -0-
                                                     ----                                                ---

        (j)     Security Deposit:  None
                                   ----

        (k)     Tenant Improvement Allowance:  See Exhibit D

        (l)     Base Year:      1997
                                --------

        (m)     Permitted Use:  General Office and training of staff personnel
                                ----------------------------------------------

                                  SECTION 2.

                                 THE PREMISES

    2.01 Landlord, in consideration of the rents to be paid and the covenants and agreements to be performed by Tenant, hereby leases to Tenant the premises set forth in Section 1.01(e) (the "Premises") in the building(s) (the "Building") described in Section 1.01 (d), together with the right to use the parking and common areas and facilities which may be furnished from time to time by Landlord (collectively the "Common Areas"), including, without limitation, all common elevators, hallways and stairwells located within the Building, and all common parking facilities, driveways and sidewalks, in common with Landlord and with the tenants and occupants of the Project, their agents, employees, customers, clients and invitees. Tenant agrees that the Premises and the Building shall be deemed to include the number of rentable square feet set forth in Section 1.01 (h) and in no event shall Tenant have the right to challenge, demand, request or receive any change in the base rent or other sums due hereunder as a result of any claimed or actual error or omission in the rentable or usable square footage of the Premises, the Building or the Project. Landlord reserves the right at any time and from time to time to make alterations or additions to the Building or the Common Areas, and to demolish improvements on and to build additional improvements on the land surrounding the Building and to add or change the name of the Building from time to time, in its sole discretion without the consent of Tenant and the same shall not be construed as a breach of this Lease. The Building, the other buildings listed in Section 1.01(d), the Common Areas and the land surrounding the Building and the Common Areas are hereinafter collectively referred to as the "Project".

    2.02    Landlord agrees to construct the improvements to the Premises
(the "Tenant Improvements") in accordance with the space plan(s) (as it may be amended by approved change orders, the "Plans"), attached as Exhibit "A". All material changes from the Plans which Landlord determines are necessary during construction shall be submitted to Tenant for Tenant's approval or rejection. If Tenant fails to notify Landlord of Tenant's approval or rejection of such changes within five (5) days of receipt thereof, Tenant shall be conclusively deemed to have approved such changes. Landlord's approval of the Plans shall not constitute a representation, warranty or agreement (and Landlord shall have no responsibility or liability for) the completeness or design sufficiency of the Plans or the Tenant Improvements, or the compliance of the Plans or Tenant Improvements with any laws, rules or regulations of any governmental or other authority.

    2.03 The provisions of Exhibit D, special provisions, shall govern the cost of constructing Tenant Improvements.

    2.04 Landlord intends to construct the Tenant Improvements and deliver the Premises "ready for occupancy" (as defined below) to Tenant on the Scheduled Occupancy Date set forth in Paragraph 1.01(f). The Premises will be conclusively deemed "ready for occupancy" on the earlier to occur of when: (i) the work to be done under this Paragraph has been substantially completed and after the issuance of a conditional or temporary certificate of occupancy for the Premises by the appropriate government agency within whose jurisdiction the Building is located, or (ii) when Tenant takes possession of the Premises. The Premises will not be considered unready or incomplete if only minor or insubstantial details of construction, decoration or mechanical adjustments remain to be done within the Premises or Common Areas of the Building, or if only landscaping or exterior trim remains to be done outside the Premises, or if the delay in the availability of the Premises for Tenant's occupancy is caused in whole or in material part by Tenant. By occupying the premises, Tenant will be deemed to have accepted the Premises and to have acknowledged that they are in the condition called for in this Lease, subject only to "punch list" items (as the term "punch list" is customarily used in the construction industry in the area where the Project is located) identified by Tenant by written notice delivered to Landlord within thirty (30) days after the date Landlord tenders possession of the Premises to Tenant. If in good faith Landlord is delayed or hindered in construction by any labor dispute, strike, lockout, fire, unavailability of material, severe weather, acts of God, restrictive governmental laws or regulations, riots, insurrection, war or other casualty or events of a similar nature beyond its reasonable control ("Force Majeure"), the date for the delivery of the Premises to Tenant "ready for occupancy" shall be extended for the period of delay caused by the Force Majeure. If Landlord is delayed or hindered in construction as a result of change orders or other requests by, or acts of, Tenant ("Tenant Delay") the date for the delivery of the Premises to Tenant "ready for occupancy" shall be accelerated by the number of days of delay caused by Tenant Delay. The Scheduled Occupancy Date as extended or accelerated as a result of the occurrence of a Force Majeure or Tenant Delay or with the consent of Tenant, is herein referred to as the Occupancy Date.



                                 SECTION 3.

                                  THE TERM

    3.01 The initial term of this Lease (the "Initial Term or "Term") will commence (the "Commencement Date") on the earlier of: (i) the date Tenant takes possession of the Premises; or (II) the Occupancy Date; or (iii) the date the Occupancy Date would have occurred in the absence of Tenant

Delay.  Unless sooner terminated or extended in accordance with the terms hereof, the Lease will terminate the number of Lease Years and Months set forth in Paragraph 1.01(f) after the Commencement Date. If the Commencement Date is other than the first day of a calendar month, the first Lease Year shall begin on the first day of the first full calendar month following the
Commencement Date.    Upon request by Landlord, Tenant will execute a written
instrument confirming the Commencement Date and the expiration date of the Initial Term.


                                 SECTION 4.

                                THE BASE RENT

    4.01 From and after the Commencement Date, Tenant agrees to pay to Landlord, as minimum net rental for the Initial Term and Option Terms of this Lease, the sum(s) set forth In Paragraph 1.01(g) (the "Base Rent"). The term "Lease Year" as used herein shall be defined to mean a period of twelve (12) consecutive calendar months. The first Lease Year shall begin on the date determined in accordance with Section 3.01. Each succeeding Lease Year shall commence on the anniversary date of the first Lease Year.

    4.02 Base Rent and other sums due Landlord hereunder shall be paid by Tenant to Landlord in equal monthly installments (except as otherwise provided herein), in advance, without demand and without any setoffs or deductions whatsoever, except as otherwise provided in this Lease, on the first day of each and every calendar month (the "Rent Day") during the Initial Term and Option Terms, if any, at the office of Manager as set forth in Section 1.01
(c), or at such other place as Landlord from time to time may designate in writing. In the event the Commencement Date is other than the first day of a calendar month, the Base Rent for the partial first calendar month of the Initial Term will be prorated on a daily basis based on the number of days in the calendar month and will be paid in addition to the rent provided in Paragraph 4.01 above. Base Rent for such partial calendar month and for the first full calendar month of the first Lease Year shall be paid upon the execution of this Lease by Tenant.



                                 SECTION 5.

                          LATE CHARGES AND INTEREST

    5.01 Any rent or other sums payable by Tenant to Landlord under this Lease which are not paid within five (5) days after they are due will be subject to a late charge of ten (10%) percent of the amount due. Such late charges will be due and payable as additional rent on or before the next Rent Day.

    5.02 Any rent, late charges or other sums payable by Tenant to Landlord under this Lease not paid within ten (10) days after the same are due will bear interest at a per annum rate equal to the lower of: (i) City Bank Prime Rate plus five percent (5%) per annum, or (ii) the highest rate permitted by law. Such interest will be due and payable as additional rent on or before the next Rent Day, and will accrue from the date that such rent, late charges or other sums are payable under the provisions of this Lease until actually paid by Tenant.

    5.03 Any default in the payment of rent, late charges or other sums will not be considered cured unless and until the late charges and interest due hereunder are paid by Tenant to Landlord. If Tenant defaults in paying such late charges and/or interest, Landlord will have the same remedies as Landlord would have if Tenant had defaulted in the payment of rent. The obligation hereunder to pay late charges and interest will exist in addition to, and not in the place of, the other default provisions of this Lease.

                                 SECTION 6.

                  OPERATING EXPENSES, UTILITIES, AND TAXES

    6.01 In the event that Operating Expenses for the Project, in any calendar year, exceed the Operating Expenses for the Base Year (as defined in Paragraph 1.01 (I)), Tenant shall pay to Landlord, as additional rent, Tenant's Proportionate Share (as defined in Paragraph 1.01(h)) of any such excess. Tenant's obligations hereunder shall be pro-rated for any calendar year in which Tenant is obligated to pay rent for only a portion thereof. For the purposes of this Section, the term "Operating Expenses" shall mean and include those expenses paid or incurred by Landlord for: maintaining, operating, owning, and repairing the Project, providing electricity, steam, water, sewer, fuel, heating, lighting, air conditioning, window cleaning, janitorial service, personal property taxes, insurance (including, but not limited to, fire, extended coverage, liability, workers compensation, elevator, boiler and machinery, war risk, or any other insurance carried in good faith by Landlord and applicable to the Project); painting, uniforms, management fees, supplies, sundries, sales, or use taxes on supplies or services; wages and salaries of all persons engaged in the operation, maintenance and repair of the Project, and so-called fringe benefits, including social security taxes, unemployment insurance taxes, providing coverage for disability benefits, pension, hospitalization, welfare or retirement plans, or any other similar or like expenses incurred under the provisions of any collective bargaining agreement, or any
other similar or like   expenses which Landlord pays or incurs to provide
benefits for employees so engaged in the operation, maintenance and repair of the Project; the charges of any independent contractor who, under contract with Landlord or its representatives, does any of the work of operating, maintaining or repairing the Project; capital expenditures required under any governmental law or regulation; legal and accounting expenses including, but not limited to, such expenses as relate to seeking or obtaining reductions in, and refunds of, real estate taxes; or any other expenses or charges, whether or not hereinbefore mentioned, which in accordance with generally accepted accounting and management principles would be considered as an expense of maintaining, operating, owning or repairing the Project.

    6.02 The term "Operating Expenses" shall not include the following items:

         (a) costs of a capital nature under generally accepted accounting principles consistently applied, including, but not limited to: (1) rentals and other related expenses in leasing capital items, and (2) replacements of capital items except capital expenditures not required to be made under this Lease by Landlord and made at the specific request of Tenant.

         (b) resale costs incurred by Landlord with respect to goods and/or services to the extent that is entitled to reimbursement for such costs by others:

         (c)  depreciation of the Building and equipment;

         (d) amortization payments on mortgages or deeds of trust and any ground lease rental;

         (e) expenses of leasing other premises within the Building (including without limitation attorneys' fees, accounting fees and real estate brokerage commissions);

         (f) advertising, promotions and public relations attributable to Landlord's efforts to increase or maintain the occupancy rate in the Building;

         (g) the cost of tenant improvements incurred in leasing other premises within the Building;

         (h) expenses performed as a special service for another tenant that are not standard too all tenants; and

         (i) any fines or penalties incurred because Landlord violated any governmental rule or authority.

         6.03 If the Project is not fully rented during all or a portion of
any year, then Landlord shall may elect    to make an appropriate adjustment of
the Operating Expenses and Real Estate Taxes (as defined below) for such year and for the Base Year employing sound accounting and management principles, to determine the amount of Operating Expenses and Real Estate Taxes that would have been paid or incurred by Landlord had the Project been fully rented; and the amount so determined shall be deemed to have been the amount of Operating Expenses and Real Estate Taxes for such year. If any expenses relating to the Project, though paid in one year, relate to more than one calendar year, at the option of Landlord such expense will proportionately allocated among such related calendar years. In addition, in the event any Operating Expense or Real Estate Tax applies to only some portion of the Project or is partially allocable to other buildings or projects, Landlord shall allocate such expense among such buildings and projects in accordance with sound accounting and management principles to determine the amount of Operating Expenses and Real Estate Taxes for the Project and the Building.

        6.04 In the event that Real Estate Taxes (as hereinafter defined) for the Project, In any calendar year, exceed the Real Estate Taxes for the Base Year, Tenant shall pay to Landlord, as additional rent, Tenant's Proportionate Share of any such excess over and above the Base Real Estate Taxes (as hereinafter defined). The "Base Real Estate Taxes" shall be the Real Estate Taxes shown on the bills for which the "due date" occurs in the Base Year. "Real Estate Taxes" as used herein shall mean real estate taxes, assessments (general, special, ordinary or extraordinary) sewer rents, rates and charges, taxes based upon the receipt of rent, and any other federal, state or local charge (general, special, ordinary or extraordinary) which may now or hereafter be imposed, levied or assessed against the Project or any part thereof, or on any building or improvements at any time situated thereon. In the event the State of Michigan or any political subdivision thereof having taxing authority shall modify, repeal or abolish the ad valorem tax on real property, or impose a tax or assessment of any kind or nature upon, against, or with respect to the Project or the rents payable by Tenant or on the income derived from the Project, or with respect to Landlord's ownership interest in the Project, which tax is assessed or imposed by way of substitution for or in addition to all or any part of the Real Estate Taxes, then such tax or assessment shall be included within the definitions of "Real Estate Taxes"; provided, however, nothing herein contained shall impose an obligation on Tenant to pay the general income tax or

Michigan Single Business Tax liabilities of Landlord, except to the extent such a tax is being used to fund governmental functions presently or previously funded by ad valorem taxes on real properly.

         6.05 At any time and from time to time, Landlord may reasonably estimate the amount by which current Real Estate Taxes and Operating Expenses are expected to exceed the Real Estate Taxes and Operating Expenses for the Base Year (the "Estimated Excess Expenses"). Tenant shall pay its Proportionate Share of the Estimated Excess Expenses by depositing with Landlord on each Rent Day during the term hereof an amount equal to one-twelfth (1/12) of its annual share of the Estimated Excess Expenses. Landlord shall deliver to Tenant, within a reasonable period of time after the close of each calendar year, an annual statement indicating the amount by which the Real Estate Taxes and Operating Expenses actually incurred in that calendar year exceed the Real Estate Taxes and Operating Expenses for the Base Year (the "Actual Excess Expenses"). In the event that the Actual Excess Expenses exceed the Estimated Excess Expenses, Tenant shall pay Tenant's Proportionate Share of the difference to Landlord within fifteen (15) days of delivery of the annual statement. In the event that Estimated Excess Expenses exceed Actual Excess Expenses, then at Landlord's option Tenant shall either be reimbursed to the extent that Tenant's payments toward Tenant's share of the Estimated Excess Expenses exceed Tenant's Proportionate Share of the Actual Excess Expenses, or Tenant shall be granted a corresponding credit against the Base Rent or other sums next due Landlord hereunder.

         6.06 Tenant shall be responsible for and pay before delinquent all municipal, county, and state taxes assessed, levied or imposed during the term of this Lease, and all extensions thereof, upon the leasehold interest and all furniture, fixtures, machinery, equipment, apparatus, systems and all other personal properly of any kind whatsoever located at, placed in or used in connection with the Premises.

         6.07 Landlord agrees with Tenant that Landlord will furnish heat and air conditioning during normal business hours (8:00 a.m. to 6:00 p.m. Monday through Friday and Saturday 9:00 a.m. to 2:00 p.m., excluding Building holidays), usual and customary janitorial services, as set forth in Exhibit "C", and provide water and sewer service to the Premises and hot and cold water for ordinary lavatory purposes in the common area restrooms. However, if Tenant uses or consumes water for any other purpose or in unusual quantities (of which fact Landlord shall be the sole judge) Landlord may install a water meter at Tenant's expense which Tenant shall thereafter maintain at Tenant's expense in good working order and repair, to register such water consumption. Tenant shall pay for the quantity of water shown on said meter, together with the sewer rents, debt service and other charges made by the local utilities for water and sewer service, as additional rent, at the secondary rate per gallon (general service rate) established by the applicable governmental authority or the applicable utility company providing the water. Whenever machines or equipment which generate heat are used in the Premises which affect the temperature otherwise maintained by the air-conditioning system, Landlord reserves the right to install supplementary air-conditioning equipment in the Premises, and the cost thereof, and the expense of operation and maintenance thereof, shall be paid by Tenant to Landlord. Although Landlord will provide air-conditioning and/or heat upon the prior request of Tenant in accordance with Building practices for hours other than regular business hours, Tenant will pay Landlord's charges for providing such service. Said charges shall include a cost equal to the cost to operate the equipment for Tenant's expanded business hours and days, and Landlord's maintenance, equipment amortization and other appropriate charges which Landlord determines are attributable to operating the equipment for periods in excess of the normal business hours described above.

         6.08 Tenant shall pay all charges made against the Premises for electricity used upon or furnished to the Premises as and when due during the continuance of this Lease and electricity shall be separately metered for the Premises. Whether or not metered, Tenant shall pay for the electricity at the secondary rate (general service rate) established by the applicable governmental authority or the applicable utility company providing the electricity. Tenant shall also pay for fluorescent or other electric light bulbs or tubes and electric equipment used in the leased premises.

         6.09 Notwithstanding anything to the contrary contained in this
Section 6, in the event that the Operating Expenses excluding insurance and all utilities (the "Adjusted Operating Expenses"), in any calendar year of the Initial Term, exceed the Operating Expenses excluding insurance and all utilities for the Base Year (the "Adjusted Base Year Operating Expenses"), Tenant shall pay Landlord Tenant's Proportionate Share of such excess (the "Adjusted Operating Expense Escalation") which shall in no event exceed the escalation cap (the "Escalation Cap"). The Escalation Cap shall be based on the increase in the cost of living Plus ten percent (10%) in accordance with the following formula:.

         (i) The increase, if any, in the cost of living shall be determined, using as a basis for computation the Revised Consumer's Price Index for Urban Wage Earners and Clerical Workers for the Detroit Area, published by the Bureau of Labor Statistics of the United States Department of Labor (1982-1984 equals 100) (the "Index").

     (ii) The Index in the column entitled "All Items" for the first calendar month of the first calendar year of the Initial Term of this Lease (the "Base Lease Year") shall be the base index (the Base Index") and the corresponding Index for the first month in each succeeding calendar year shall be the current index (the "Current Index").

     (iii) The annual increase in the cost of living, if any, shall be determined by annually dividing the Current Index by the Base Index or the previous year's Current Index in succeeding years.

     (iv) Annually the quotient derived by the computation provided in subsection (iii) plus ten percent (10%) shall be multiplied by Adjusted Operating Expenses Escalation for the preceding calendar year, and such computation shall be the Escalation Cap, provided, however, in no event shall the adjustment cause the Base Rent to be reduced.

     (v) Appropriate adjustments shall be made in the event there is a published amendment to the Index figures upon which the above computation is based. If the publication of the Index is discontinued, Landlord and Tenant shall accept comparable statistics on the cost of living for the nearest metropolitan area to the location of the Premises, as computed and published by an agency of the United States or a responsible financial periodical or recognized authority selected by both Landlord and Tenant.

                                   SECTION 7.

                                USE OF PREMISES

     7.01 Tenant shall occupy and use the Premises during the Term for the purposes set forth in Section 1.01(m) only, and for no other purpose without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed. Tenant agrees that it will not use or permit any person to use the Premises or any part thereof for any use or purpose in violation of the laws of the United States, the laws, ordinances or other regulations of the State or municipality in which the Premises are located, or of any other lawful authorities, or any building and use restrictions, now or hereafter affecting the Premises or any part thereof.

     7.02 Tenant will not do or permit any act or thing to be done in or to the Premises or the Project which will invalidate or be in conflict with any terms or conditions required to be contained in any property or casualty insurance policy authorized to be issued in the State of Michigan or any term or condition of the Insurance Services Office's (ISO) Commercial Property Insurance and/or Commercial General Liability Insurance Conditions or any different or additional terms and conditions of any insurance policy in effect on the Premises or the Project from time to time (collectively the *Building Insurance"), Nor shall Tenant do nor permit any other act or thing to be done in or to the Premises or the Project which shall or might subject Landlord to any liability or responsibility to any person or for property damage, nor shall Tenant use the Premises or keep anything on or in the Project except as now or hereafter permitted by the fire regulations, the fire department or zoning,
health, safety, land use or other regulations.   Tenant, at Tenant's sole cost
and expense, shall comply with all requirements and recommendations set forth by any property or casualty insurer or reinsurer providing coverage for the Premises or the Project or by any person or entity engaged by Landlord or Manager to perform any loss control, analysis or assessment for the Premises or the Project. Tenant shall not do or permit anything to be done in or upon the Premises or the Project or bring or keep anything therein or use the Premises or the Project in a manner which increases the rate of premium for any Building insurance or any property or equipment located therein over the rate in effect at the commencement of the Term of this Lease. In addition, Tenant agrees to pay Landlord the amount of any increase in premiums for insurance which may be charged during the term of this Lease resulting from the act or omissions of Tenant or the character or nature of its occupancy or use of the Project or the Premises, whether or not Landlord has consented to the same. Any scheduled or "make-up" of any insurance rate for the Premises, the Building or the Project issued by any insurance company establishing insurance premium rates for the Premises, Building or the Project shall be prima facie evidence of the facts therein stated and of the several items and charges in the insurance premium rates then applicable to the Premises, the Building or the Project. Tenant shall give Landlord notice promptly after Tenant learns of any accident, emergency, or occurrence for which Landlord is or may be liable, or any fire or other casualty or damage or defects to the Premises, the Building or the Project which Landlord is or may be responsible or which constitutes the property of Landlord.

     7.03 Tenant shall not perform acts or carry on any activities or engage in any practices which may injure the Premises or any portion of the Project or which may be a nuisance or menace to other persons on or in the Project. Tenant shall pay all costs, expenses, fines, penalties, or damages which may be imposed upon Landlord by reason of Tenant's failure to comply with the provisions of this Section.

     7.04 Tenant will not place any load upon any floor of the Premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Landlord reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment. Such items shall be placed and maintained by Tenant, at Tenant's expense, in settings sufficient in Landlord's judgment, to absorb and prevent vibration, noise and annoyance. If at any time any windows of the Premises are temporarily or permanently closed, darkened or covered for any reason whatsoever, including Landlord's own acts, Landlord shall not be liable for any damage Tenant may sustain thereby, and the same shall not be considered a default under this Lease and Tenant shall not be entitled to any compensation therefore nor abatement of any Base Rent or any other sums due hereunder, nor shall the same release Tenant from its obligations hereunder nor constitute an eviction, construction, actual or otherwise.

     7.05 During the term hereof, and consistent with janitorial services provided by Landlord, Tenant will keep the Premises in a clean and wholesome condition, will use the same in a careful and proper manner, and generally will comply with all laws, ordinances, orders and regulations affecting the Premises and the cleanliness, safety, occupancy and use thereof. Tenant will not commit waste in or on the Premises, and will use the Premises in accordance with the Rules and Regulations of the Project, as set forth in Exhibit B, attached hereto and made a part hereof.

     7.06 As between Landlord and Tenant, Tenant shall be responsible for any alterations, changes or improvements to the Premises which may be necessary in order for the Premises and Tenant's use thereof to be in compliance with the Americans with Disabilities Act of 1990 and its state and local counterparts or equivalents (the "Disabilities Act") during the term of this Lease.

     7.07 For the purposes of this Lease, the term "Hazardous Materials" shall mean, collectively, (i) any biological materials, chemicals, materials, substances or wastes which are now or hereafter become defined as or included in the definition of "hazardous substances", "hazardous wastes", "hazardous materials", "extremely hazardous wastes", "restricted hazardous wastes", "toxic substances", "toxic pollutants", or words of similar import, under any applicable Environmental Law (as defined below) and (ii) any petroleum or petroleum products and asbestos in any form that is or could become friable.

     7.08 For the purposes of this Lease, the term "Environmental Laws" shall mean all federal, state, and local laws, statutes, ordinances, regulations, criteria, guidelines and rules of common law now or hereafter in effect, and in each case as amended, and any judicial or administrative interpretation thereof, including, without limitation, laws and regulations relating to emissions, discharges, releases or threatened releases or Hazardous Materials or otherwise related to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials. Environmental Laws include but are not limited to the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended; the Resource Conservation and Recovery Act, as amended; the Clean Air Act, as amended; the Clean Water Act, as amended; and their state and local counterparts or equivalents.

     7.09 Tenant shall not (either with or without negligence) cause or permit the escape, disposal or release of any Hazardous Materials. Tenant shall not allow the storage or use of such Hazardous Materials on the Premises or the Project in any manner prohibited by the Environmental Laws or by the highest standards prevailing the industry for the storage and use of such Hazardous Materials, nor allow to be brought into the Premises or the Project any such Hazardous Materials except to use in the ordinary course of Tenant's business, and then only after written notice is given to Landlord of the identity of such Hazardous Materials and Landlord consents in writing to the use of such materials. Landlord shall have the right at any times during the term of this Lease to perform assessments of the environmental condition of the Premises and of Tenant's compliance with this Section 7.09. In connection with any such assessment, Landlord shall have the right to enter and inspect the Premises and perform tests (including physically invasive tests), provided such tests are performed in a manner that minimizes disruption to Tenant. Tenant will cooperate with Landlord in connection with any such assessment by, among other things, responding to inquires and providing relevant documentation and records. Tenant will accept custody and arrange for the disposal of any Hazardous Materials that are required to be disposed of as a result of those tests, provided that those Hazardous Materials were disposed of or released by Tenant or otherwise resulted from Tenant's operations. Landlord shall have no liability or responsibility to Tenant with respect to any such assessment or test or with respect to results of any such assessment or test.
If any lender or governmental agency shall ever require testing to ascertain whether or not there has been any release of Hazardous Materials, then the reasonable costs thereof shall be reimbursed by Tenant to Landlord upon demand as additional charges if such requirement applies to the Premises or Tenant's activities on the Project and it is determined that such Hazardous Materials were released by Tenant, Tenant's servants, employees, agents, clients, customers. licensees, invitees, visitors, and contractors in violation of this
Section 7.09 and are the reason for such testing. If any inspection indicates any (i) non-compliance with any Environmental Law or the highest standards prevailing in the industry for the storage and use of Hazardous Materials; (ii) damage; or (iii) contamination, Tenant shall, at its cost and expense, remedy such non-compliance, damage or contamination. In addition, Tenant shall execute affidavits, representations and the like from time to time at Landlord's request concerning Tenant's best knowledge and belief regarding the presence of Hazardous Materials on the Premises. Irrespective of whether Landlord elects to inspect the Premises, if Hazardous Materials are found on or about the Premises, Landlord shall have no responsibility, liability or obligation whatsoever with respect to the existence, removal or transportation of the Hazardous Material or the restoration and remediation of the Premises. Further, Landlord shall have the right to require Tenant to immediately terminate the conduct of any activity in violation of the Environmental Law, the highest standards prevailing in the industry for the storage and use of Hazardous Materials or, if none exist, the standards determined by Landlord.

     7.10 Tenant further agrees that it will not, by either action or inaction, invite or otherwise cause agents or representatives of any federal, state or local governmental agency to enter onto the Premises or the Project and/or investigate the Premises or the Project. Tenant may invite agents or representatives of any federal, state or local governmental agency to enter onto the Premises or the Project if doing so within the normal course of Tenant business. This agreement does not allow Tenant to obstruct any such entry or investigation and the mere fact of a regulatory agency entry or investigation without Tenant's involvement either by action or inaction shall not be deemed a breach of this lease. Nothing set forth in this paragraph shall prohibit Tenant from reporting any fact or condition which Tenant has been advised it has a legal obligation to report provided Tenant first notifies Landlord of such fact or condition and Tenant's intention to report the fact or condition.

     7.11 Tenant shall indemnify, hold harmless and defend Landlord, its licensees, servants, agents, employees and contractors for any loss, damage, claim, liability or expense (including reasonable attorney's fees) arising out of any violation of any Environmental Law(s) or the Disabilities Act which exists or occurs after the date hereof. Tenant shall notify Landlord as soon as possible after Tenant learns of the existence of or potential for any such loss, damage, claim, liability or expense arising out of any violation or suspected violation of any Environmental Law(s) or the Disabilities Act. In the event Tenant refuses to address such violation or suspected violation within five (5) days of such notice or another notice from Landlord, and, thereafter, to investigate such violation or suspected violation, and promptly commence and diligently pursue any action required to address such violation or suspected violation, Landlord shall have the right, in addition to every other right and remedy it may have hereunder, to terminate this Lease by giving ten (10) days prior written notice thereof to Tenant, and upon the expiration of such ten (10) days, this Lease shall terminate. The covenants set forth herein shall survive the expiration or earlier termination of this Lease.

                                   SECTION 8.

                                   INSURANCE

     8.01 Commencing on the Commencement Date, Tenant shall, during the Term of this Lease, maintain in full force and effect policies of commercial general liability insurance (including premises, operation, bodily injury, personal injury, death, independent contractors, products and completed operations, broad form contractual liability and broad form property damage coverage), in a combined single limit amount of not less than Two Million Dollars ($2,000,000), per occurrence (exclusive of defense costs), against all claims, demands or actions with respect to damage, injury or death made by or on behalf of any person or entity, arising from or relating to the conduct and operation of Tenant's business in, on, or about the Premises (which shall Include Tenant's signs, if any), or arising from or related to any act or omission of Tenant or of Tenant's principals, officers, agents, contractors, servants, employees, licensees and invitees. Whenever, in Landlord's reasonable judgment, good business practice and changing conditions indicate a need for additional amounts or different types of insurance coverage, Tenant shall, within ten (10) days after Landlord's request, obtain such insurance coverage, at Tenant's sole cost and expense.

     8.02 Commencing on the Commencement Date, Tenant shall obtain and maintain policies of workers' compensation and employers' liability insurance which shall provide for statutory workers' compensation benefits and employers' liability limits of not less than that required by law.

     8.03 Commencing on the Commencement Date, Tenant shall obtain and maintain Insurance protecting and indemnifying Tenant against any and all damage to or loss of any personal property, fixtures, leasehold improvements, alterations, decorations, installations, repairs, additions, replacements or other physical changes in or about the Premises, including but not limited to the Tenant Improvements, and all claims and liabilities relating thereto, for their full replacement value without deduction or depreciation. In addition, if Tenant shall install or maintain one or more pressure vessels to serve Tenant's operations on the Premises, Tenant shall, at Tenant's sole cost and expense, obtain, maintain and keep in full force and effect appropriate boiler or other insurance coverage therefore in an amount not less than One Million and No/100 Dollars ($1,000,000.00) (it being understood and agreed, however, that the foregoing shall not be deemed a consent by Landlord to the installation and/or maintenance of any such pressure vessels in the Premises, which installation and/or maintenance shall at all times be subject to the prior written consent of Landlord). All insurance policies required pursuant to this Paragraph 8.03 shall be written on a so-called "all risk" form and shall be carried in sufficient amount so as to avoid the imposition of any co-insurance penalty in the event of a loss. Such Insurance shall provide the broadest coverage then available, including coverage for loss of profits or business income or reimbursement for extra expense incurred as the result of damage or destruction to all or a part of the Premises.

     8.04 All insurance policies which Tenant shall be required to maintain pursuant to this Section 8 shall, in addition to any of the foregoing: be written by insurers which have an A.M. Best & Company rating of "A", Class "X", or better and who are authorized to write such business in the State of Michigan and are otherwise satisfactory to Landlord; be written as "occurrence" policy; be written as primary policy coverage and not contributing with or in excess of any coverage which Landlord or any ground or building lessor may carry; name Landlord, the Manager, and Landlord's mortgagee and ground or building lessor, if any, as additional insureds; be endorsed to provide that they shall not be cancelled, failed to be renewed, diminished or materially altered for any reason except on thirty (30) days prior written notice to Landlord and the other additional insureds; and provide coverage to Landlord, Landlord's property management company, and Landlord's mortgagee whether or not the event or occurrence giving rise to the claim is alleged to have been caused in whole or in part by the acts or negligence of Landlord, Landlord's property management company, or Landlord's mortgagee. At Landlord's option, either the original policies or certified duplicate copies of the original policies will be delivered by Tenant to Landlord at least ten (10) days prior to their effective date thereof, together with receipts evidencing payment of the premiums therefor. Tenant will deliver certificates of renewal for such policies to Landlord not less than thirty (30) days prior to the expiration dates thereof. No such policy shall contain a deductible or self insured retention greater than $5,000.00 per claim, nor shall any such policy be the subject of an indemnification or other arrangement by which any insured is obligated to repay any Insurer with respect to loss occurring on the Premises.

     8.05 If Tenant fails to provide all or any of the insurance required by this Section 8 or subsequently falls to maintain such insurance in accordance with the requirements hereof, then after giving five (5) business day written notice to Tenant, Landlord may (but will not be required to) procure or renew such insurance to protect its own interests only, and any amounts paid by Landlord for such insurance will be additional rental due and payable on or before the next Rent Day, together with late charges and interest as provided in
Section 5 hereof. Landlord and Tenant agree that no insurance acquired by Landlord pursuant hereto shall cover any interest or liability of Tenant and any procurement by Landlord of any such insurance or the payment of any such premiums shall not be deemed to waive or release the default of Tenant with respect thereto.

                                   SECTION 9.

                        DAMAGE BY FIRE OR OTHER CASUALTY

     9.01 It is understood and agreed that if, during the Term hereof, the Project and/or the Premises shall be damaged or destroyed in whole or in part by fire or other casualty, without the fault or neglect of Tenant, Tenant's servants, employees, agents, visitors, invitees or licensees, which damage is covered by insurance carried pursuant to Section 8 above, unless Landlord elects to terminate this Lease as provided in Paragraph 9.02 below, Landlord shall cause the Project and/or the Premises to be repaired and restored to good, tenantable condition with reasonable dispatch at its expense; provided, however, Landlord shall not be obligated to expend for such repair or restoration an amount in excess of insurance proceeds made available to Landlord for such purpose, if any. Landlord's obligation hereunder shall be limited to repairing or restoring the Project and/or the Premises to substantially the same condition that existed prior to such damage or destruction.

     9.02 If (i) more than fifty (50%) percent of the floor area of the Premises shall be damaged or destroyed, (ii) more than twenty-five (25%) percent of the Project shall be damaged or destroyed, or (iii) any material damage or destruction occurs to the Premises or the Project during the last twelve (12) months of the Initial Term or Option Term, as the case may be, then Landlord may elect to either terminate this Lease or repair and rebuild the Premises. In order to terminate this lease pursuant to this Paragraph, Landlord must give written notice to Tenant of its election to so terminate, such notice to be given within ninety (90) days after the occurrence of damage or destruction fitting the above description, and thereupon the term of this Lease shall expire by lapse of time ten (10) days after such notice is given and Tenant shall vacate the Premises and surrender the same to Landlord, without prejudice, however, to Landlord's rights and remedies against Tenant under the Lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Tenant acknowledges that Landlord will not carry insurance on Tenant's furniture and/or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant and agrees that Landlord will not be obligated to repair any damage thereto or replace the same.

        9.03 Tenant shall give immediate notice to Landlord in case of fire or accident at the Premises. If Landlord repairs or restores the Premises as provided in Paragraph 9.01 above, Tenant shall promptly repair or replace its trade fixtures, furnishings, equipment, personal property and leasehold improvements in a manner and to a condition equal to that existing prior to the occurrence of such damage or destruction.

        9.04 If the casualty, or the repairing or rebuilding of the Premises or Project pursuant to Paragraphs 9.01 and 9.02 above shall render the Premises or Project untenantable, in whole or in part, a proportionate abatement of the rent due hereunder shall be allowed from the date when the damage occurred until the date Landlord completes the repairs on the Premises or Project or, in the event Landlord elects to terminate this Lease, until the date of termination. Such abatement shall be computed on the basis of the ratio of the floor area of the Premises or Project rendered untenantable to the entire floor area of the Premises or Project.

        9.05 Tenant shall not entrust any property to any employee, contractor, licensee, or invitee of Landlord. Any person to whom any property is entrusted by or on behalf of Tenant in violation of foregoing prohibition shall be deemed to be acting as Tenant's agent with respect to such property and neither Landlord nor its agents shall be liable for any damage to property of Tenant or of others entrusted to employees of the Project, nor shall Landlord or its agents be liable for any such damage caused by other tenants or persons in, upon or about the Project or caused by operations or construction of any private, public or quasi-public work.



                                 SECTION 10.

                    REPAIRS, RENOVATIONS AND ALTERATIONS

        10.01 Tenant shall, at Tenant's sole expense, keep the interior of the Premises and the fixtures therein in good condition, reasonable wear and tear excepted, and will also repair all damage or injury to the Premises and fixtures resulting from the carelessness, omission, neglect or other action or inaction of Tenant, its servants, employees, agents, visitors, invitees or licensees. Such damage shall be promptly repaired or damaged items replaced by Tenant, at its sole expense, to the satisfaction of Landlord. If Tenant fails to make such repairs or replacements, Landlord may do so and the cost thereof shall become collectible as additional rent hereunder and shall be paid by Tenant within ten (10) days after presentation of statement therefor. Landlord shall maintain, and shall make all necessary repairs and replacements to, the Building, the heating, air conditioning and electrical systems located therein, and the Common Areas, provided that at Landlord's option, (i) Tenant shall make all repairs and replacements arising from its act, neglect or default and that of its agents, servants, employees, invitees and licensees, or (ii) Landlord may make such repairs and replacements and the costs thereof shall become collectable as additional rent hereunder and shall be paid by Tenant within five (5) days after presentation of a statement therefore. Tenant shall keep and maintain the Premises in a clean, sanitary and safe condition, and shall keep and maintain the interior of the Premises in full compliance with the laws of the United States and State of Michigan, all directions, rules and regulations of any health officer, fire marshal, building inspector, or other proper official of any governmental agency having jurisdiction over the Premises, and the requirements of Landlord's mortgagee, all at Tenant's full cost and expense, and Tenant shall comply with all requirements of law, ordinance and regulation affecting the Premises. Tenant shall make all non-structural repairs to the Premises as and when needed to preserve them in good order and condition. All the aforesaid repairs shall be of quality or
class equal to the original construction.   Tenant shall give Landlord prompt
written notice of any defective condition in any plumbing, heating system or electrical lines located in, servicing or passing through the Premises and following such notice, Landlord shall remedy the condition with due diligence but at the expense of Tenant if repairs are necessitated by damage or injury attributable to Tenant, Tenant's servants, agents, employees, invitees or licensees. There shall be no allowance to Tenant for diminutions of rental value and no liability on the part of Landlord by reason of inconvenience, annoyance or injury to business arising from Landlord, Tenant, or others making or failing to make any repairs, alterations, additions, or improvements in or to any portion of the Building or the Premises or in and to the fixtures, appurtenances or equipment thereof. The provisions of this Section 10 with respect to the making of repairs shall not apply in the case of fire or other casualty which are dealt with in Section 9 hereof.

        10.02 Tenant shall not make any renovations, alterations, additions or improvements to the Premises without Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed. All plans and specifications for such renovations, alterations, additions or improvements shall be approved by Landlord prior to commencement of any work. Landlord's approval of the plans, specifications and working drawings for Tenant's alterations shall create no responsibility or liability on the part of Landlord for their completeness, design sufficiency, or compliance with laws, rules and regulations of governmental agencies or authorities, including but not limited to the Americans with Disabilities Act, as amended. All renovations, alterations, additions or improvements made by Tenant upon the Premises, except for movable office furniture and movable trade fixtures installed at the expense of Tenant, shall be and shall remain the property of Landlord, and shall he surrendered with the Premises at the termination of this Lease, without molestation or injury. In addition, Landlord may designate by written notice to Tenant at the time of written consent the alterations, additions, improvements and fixtures made by or for Tenant, which shall be removed by Tenant at the expiration or termination of the Lease and Tenant shall promptly remove the same and repair any damage to the Premises caused by such removal.

        10.03 Tenant agrees that all renovations, alterations, additions and improvements made by it pursuant to Paragraph 10.02, notwithstanding Landlord's approval thereof, shall be done in a good and workmanlike manner and in conformity with all guidelines provided by Landlord and all laws, ordinances and regulations of all public authorities having jurisdiction, that materials of good quality shall be employed therein, that the structure of the Premises shall not be impaired thereby, that the work shall be carried out and completed in an orderly, clean and safe manner, and that, while the work is being performed, Tenant shall maintain builder's risk insurance coverage with Landlord as a named insured, which insurance coverage shall meet the criteria set forth in Section 8.



        10.04 Notwithstanding anything to the contrary set forth in this Lease, Landlord shall have the right at any time and from time to time during the Term of this Lease to add an additional building (or buildings) and other improvements to the northeast side of the Building and, in connection therewith to (a) cause Tenant to vacate the 3' x 44' section on the northeast side of each floor of the Premises, (b) to demolish, repair and replace the existing exterior wall, windows and other structures therein with a new demising wall, halfway and other features excluding windows which Landlord may deem desirable and, (c) within twenty-four (24) months after the date Tenant vacates such space, the 3' x 44' wall section, to repair and restore such portion of the Premises excluding windows, to substantially the same condition it was in prior to the construction activity. During the period Landlord requires Tenant to vacate the 3' x 44' section, the rent and all other sums due hereunder for such space shall abate proportionately until such area is returned to Tenant "ready for occupancy". Except for the abatement of the rent pursuant to this Section 10.04, Landlord's construction activity shall not constitute an eviction of Tenant or a default under this Lease.



                                 SECTION 11.

                                    LIENS

        11.01 Tenant will keep the Premises free of liens of any sort and will hold Landlord harmless from any liens which may be placed on the Premises except those attributable to debts incurred by Landlord. In the event a construction or other lien shall be filed against the Building, the Premises or Tenant's interest therein as a result of any work undertaken by Tenant or its employees, agents, contractors or subcontractors, or as a result of any repairs or alterations made by or any other act of Tenant or its employees, agents, contractors or subcontractors, Tenant shall, within two (2) ten (10) business days after receiving notice of such lien, discharge such lien either by payment of the indebtedness due the lien claimant or by filing a bond (as provided by statute) as security for the discharge of such lien. In the event Tenant shall fail to discharge such lien, Landlord shall after have the right to procure such discharge by filing such bond, and Tenant shall pay the cost of such bond to Landlord as additional rent upon the next Rent Day in accordance with
Section 5 hereof.



                                 SECTION 12.

                                EMINENT DOMAIN

        12.01 If all of the Premises are condemned or taken in any manner (including without limitation any conveyance in lieu thereof) for any public or quasi-public use, the term of this Lease shall cease and terminate as of the date title is vested in the condemning authority. If (i) more than fifty (50%) percent of the floor area of the Premises shall be condemned or taken in any manner, or (ii) more than twenty-five (25%) percent of the Building shall be condemned or taken, or (iii) any material condemnation or taking occurs during the last twelve (12) months of the Initial Term or Option Term, as the case may be, or (iv) such a portion of the parking area on the Land is so condemned or taken that the number of parking spaces remaining are less than the number required by applicable zoning laws or other building code for the Building, then Landlord may elect to terminate this Lease. In order to terminate this Lease pursuant to this Paragraph, Landlord must give Tenant written notice of its election to so terminate, such notice to be given not later than ninety
(90) days after the completion of such condemnation or taking, and thereupon the term of this Lease shall expire on the date set forth in such notice, and Tenant shall vacate the Premises and surrender the same to Landlord, without prejudice, however, to Landlord's rights and remedies against Tenant under the Lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant.

        12.02 If this Lease is not terminated following such a condemnation or taking, Landlord, as soon as reasonably practicable after such condemnation or taking and the determination and payment of Landlord's award on account thereof, shall expend as much as may be necessary of the net amount which is awarded to Landlord and released by Landlord's mortgagee, if any, in restoring, to the extent originally constructed by Landlord (consistent, however, with zoning laws and building codes then in existence), so much of the Building as was originally constructed by Landlord to an architectural unit as nearly like its condition prior to such taking as shall be practicable; provided, however, Landlord shall not be obligated to expend for such restoration an amount in excess of condemnation proceeds made available to Landlord, if any. Landlord's obligation hereunder shall be limited to restoring the Building and/or the Premises to substantially the same condition that existed prior to such condemnation or taking.

        12.03 If this Lease is not terminated pursuant to Paragraph 12.01, the Base Rent and other sums payable by Tenant hereunder, as adjusted as provided herein, shall be reduced in proportion to the reduction in area of the Premises by reason of the condemnation or taking. If this Lease is terminated pursuant to Paragraph 12.01, the minimum net rental and other charges which are the obligation of Tenant hereunder shall be apportioned and prorated accordingly as of the date of termination.

        12.04 The whole of any award or compensation for any portion of the Premises taken, condemned or conveyed in lieu of taking or condemnation, including the value of Tenant's leasehold interest under the Lease, shall be solely the property of and payable to Landlord. Nothing herein contained shall be deemed to preclude Tenant from seeking, at its own cost and expense, an award from the condemning authority for loss of its business, the value of any trade fixtures or other personal property of Tenant in the Premises or moving expenses, provided that the award for such claim or claims shall not be in diminution of the award made to Landlord.

                                  SECTION 13.

                            ASSIGNMENT OR SUBLETTING

        13.01 Tenant agrees not to assign or In any manner transfer this Lease or any interest in this Lease without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed and not to sublet the Premises or any part of the Premises or to allow anyone to use or to come in, through or under the Premises without Landlord's consent, which consent shall not be unreasonably withheld or delayed. Any attempted subletting or assignment without Landlord's consent, which consent shall not be unreasonably withheld or delayed shall be voidable in Landlord's sole discretion and, at Landlord's option, shall grant Landlord the right to terminate this Lease or to exercise any of the other rights or remedies it may have hereunder. If consented to, no assignment or subletting shall be binding upon Landlord unless the sublessee or assignee shall deliver to Landlord an instrument (in recordable form, if Landlord so requests) containing an agreement of assumption of all of Tenant's obligations under this Lease. In no event may Tenant assign, sublet or otherwise transfer this Lease or any interest in this Lease at any time while an Event of Default exists hereunder. Landlord may, in its sole discretion, refuse to give its consent to any proposed subletting or assignment or exercise its other rights hereunder for any reason, including, but not limited to, the financial condition, creditworthiness or business reputation of the proposed sublessee or assignee, the prevailing market or quoted rental rates for space in the Building or other comparable buildings, and the proposed use of the Premises by, or business of, the proposed sublessee or assignee. One consent by Landlord to a subletting or assignment will not be deemed a consent to any subsequent assignment, subletting, occupation or use by any other person. Neither the consent to any assignment or subletting nor the acceptance of rent from an assignee, subtenant or occupant will constitute a release of Tenant from the further performance of the obligations of Tenant contained in this Lease. A dissolution, merger, consolidation, or other reorganization of Tenant, and the issuance or transfer of twenty (20%) percent or more of the voting capital of Tenant to persons other than shareholders as of the beginning of such period within any twelve (12) month period, shall each be deemed to be an assignment of this Lease, and as such, prohibited without Landlord's prior written consent. Notwithstanding anything in this paragraph or the foregoing to the contrary, the merger, consolidation, or other reorganization of Tenant and the sale of all or substantially all of Tenant's assets (the "Permitted Transaction") shall be permitted hereunder with sixty (60) day prior written notice to Landlord (unless such notice is prohibited by law in which event Tenant shall give such notice to Landlord as soon as possible but in no event less than ten (10) days prior to such transaction), but not prior approval of Landlord, if the resultant entity (the "Resultant Entity") after such Permitted Transaction has, and has maintained for each of the two (2) full fiscal years preceding the Permitted Transaction, an Investment Grade Bond Rating (as hereinafter defined) and a net worth exceeding Twenty Million Dollars ($20,000,000) determined in accordance with general accepted accounting principles, consistently applied, and Tenant furnishes Landlord evidence reasonably acceptable to Landlord of the Investment Grade Bond Rating and net worth standard. For purposes of this Lease, "Investment Grade Bond Rating" means either (i) debt instruments issued and outstanding by the Resultant Entity are rated by either Standard & Poors or Moody's (or similar rating agency) to be Investment Grade or (ii) the credit of the Resultant Entity, in the absence of any such outstanding debt instruments, is determined pursuant to a report issued by Standard & Poors or Moody's (or such similar rating agency) to be equal to, or greater than, an existing Standard & Poors rating of BBB or higher, or an existing Moody's rating of BAA or higher. In addition, an initial public offering (IPO) by the Tenant shall be permitted hereunder with sixty (60) day prior written notice (unless such notice is prohibited by law in which event Tenant shall give such notice to Landlord as soon as possible but in no event less than ten (10) days prior to such transaction), but not prior approval, of Landlord if the resultant entity after such transaction has a net worth exceeding Twenty Million Dollars ($20,000,000) determined in accordance with generally accepted accounting principles, consistently applied, and Tenant furnishes Landlord evidence reasonably acceptable to Landlord of net worth standard.

        13.02 In the event Tenant desires to sublet all or a portion of the Premises or assign this Lease, Tenant shall give notice to Landlord setting forth the terms of the proposed subletting or assignment together with such financial and other information Landlord may request. Landlord shall have the right, exercisable by written notice to Tenant within sixty (60) days after receipt of Tenant's notice, (i) to consent or refuse to consent thereto in accordance with Paragraph 13.01 above, or (ii) to terminate this Lease which termination may, in Landlord's sole discretion, be conditioned upon Landlord and the proposed subtenant/assignee entering into a new Lease.

        13.03   Upon the occurrence of an Event of Default, as defined under
Section 18, if all or any part of the Premises are then sublet or assigned, Landlord, in addition to any other remedies provided by this Lease or by law, may, at its option, collect directly from the sublessee or assignee all rent becoming due to Landlord by reason of the subletting or assignment. Any collection by Landlord from the sublessee or assignee shall not be construed to constitute a waiver or release of Tenant from the further performance of its obligations under this Lease or the making of a new Lease with such sublessee or assignee.

        13.04 In the event Tenant shall sublet all or a portion of the Premises or assign this Lease, all of the sums of money or other economic consideration received by Tenant or its affiliates, directly or indirectly, as a result of such subletting or assignment, whether denominated as rent or otherwise, which exceed in the aggregate the total sums which Tenant is obligated to pay Landlord under this Lease (prorated to reflect obligations allocable to that portion of the Premises subject to such sublease) shall be payable to Landlord as additional rent under this Lease without effecting or reducing any other obligation of Tenant hereunder.

                                 SECTION 14.

                           INSPECTION OF PREMISES

        14.01 With reasonable prior notice, except in the case of an emergency, Tenant agrees to permit Landlord to enter the Premises for the purpose of inspecting the same and to show same to prospective purchasers, tenants or mortgagees of the Project, and to make such repairs, alterations, improvements or additions as Landlord may deem necessary or desirable, and Landlord shall be allowed to take all material into and upon the Premises that may be required therefor without the same constituting an eviction of Tenant in whole or in part and the rent reserved shall in no way abate while said repairs, alterations, improvements, or additions are being made, by reason of loss or interruption of business of Tenant, or otherwise. Landlord will give Tenant reasonable notice prior to an entry by Landlord pursuant to this Section 14.01, except in the case of emergencies in which event no notice need be given.

                                 SECTION 15.

                           FIXTURES AND EQUIPMENT

        15.01 All fixtures and equipment paid for by Landlord and all fixtures which may be paid for and placed on the Premises by Tenant from time to time but which are so incorporated and affixed to Premises that their removal would involve damage or structural change to Premises will be and remain the property of Landlord.

        15.02 All tenant furnishings, office equipment and tenant fixtures (other than those specified in Sections 10.02 and 15.01), which are paid for and placed on the Premises by Tenant from time to time (other than those which are replacements for fixtures originally paid for by Landlord) will remain the property of Tenant.

                                 SECTION 16.

                                PARKING AREAS

        16.01 Tenant and its agents, employees, customers, licensees and invitees shall have the non-exclusive right to use in common with Landlord and all other tenants and occupants of the Building and their respective agents, employees, customers, licensees and invitees, the Common Area parking and loading dock facilities, if any, on the Land, and all driveways, entrances and exits located within the Project necessary to provide a means of ingress and egress to and from the Premises. Such use of parking facilities shall be subject to, and consistent with, the Rules and Regulations of the Project (as set forth in Exhibit B), together with such reasonable modifications and additions as may be made thereto during the term of this Lease. Landlord shall designate the number of parking spaces set forth in Paragraph 1.01(i) in the parking lot of the Project for the exclusive use of Tenant. Tenant shall pay

Landlord, as additional rent on each Rent Day, an amount set forth in Section 1.01(i). Such sums may be increased by Landlord from time to time by the delivery of thirty (30) days prior written notice to Tenant. Within thirty
(30) days of receipt of such notification, Tenant may: (i) accept such increase; or (ii) reject such increase for all or any of its exclusive spaces, in which event Tenant's exclusive parking rights for such spaces shall terminate. If Tenant accepts such increase or fails to reject such increase within the thirty (30) day period, then commencing with the next Rent Day following Landlord's notice, the amount of additional rent payable hereunder shall be increased accordingly. Notwithstanding anything contained herein to the contrary, Landlord shall have the right to relocate Tenant's Designated Parking Spaces within the parking lot of the Project, and Landlord shall have the right to designate other parking spaces in the parking lot for the exclusive use of others. Tenant agrees to be bound by parking regulations in effect at the Project, together with reasonable modifications or additions as may be necessary during the term of this Lease, as more fully described in Exhibit "B", attached hereto and made part hereof.



                                 SECTION 17.

                              NOTICE OR DEMANDS

        17.01 All bills, notices, requests, statements, communications, or demands (collectively, "notices or demands") to or upon Landlord or Tenant desired or required to be given under any of the provisions hereof must be in writing. Any such notices or demands from Landlord to Tenant will be deemed to have been duly and sufficiently given if a copy thereof has been personally delivered, mailed by United States certified mail, return receipt requested, postage prepaid, or sent via overnight courier service to Tenant at the address of the Premises or at such other address as Tenant may have last furnished in writing to Landlord for such purpose. Any such notices or demands from Tenant to Landlord will be deemed to have been duly and sufficiently given if delivered to Landlord in the same manner as provided above at the address set forth at the heading of this Lease or at the address last furnished by written notice from Landlord to Tenant. The effective date and the delivery date of such notice or demand will be deemed to be the time when it is personally delivered three (3) days after it is mailed or the day after it is sent via overnight courier as herein provided.



                                 SECTION 18.

                        BREACH; INSOLVENCY; RE-ENTRY

        18.01 Each of the following shall constitute an Event of Default under this Lease: (i) Tenant's failure to pay rent or any other sum payable hereunder for more than five (5) business days after written notice of such failure has been delivered to Tenant (but if one notice has been (given in any twelve (12) month period, no further notice shall be required during such twelve (12) month period); (ii) Tenant's failure to perform any of the non-monetary terms, conditions or covenants of this Lease to be observed or performed by Tenant for more than ten (10) business days after written notice of such failure shall have been delivered to Tenant except in connection with a breach which cannot be remedied or cured within said ten (10) business day period, in which event the time of Tenant within which to cure such breach shall be extended for such time as shall be necessary to cure the same, but only if Tenant, within such ten (10) business day period, shall have commenced and diligently proceeded to remedy or cure such breach; (iii) if Tenant is named as the debtor in any bankruptcy proceeding, or similar debtor proceeding, and any such proceeding, if involuntary, is not dismissed or set aside within sixty (60) days from the date thereof; (iv) if Tenant makes an assignment for the benefit of creditors or petitions for or enters into an arrangement with creditors or if a receiver of any property of Tenant in or upon the Premises is appointed in any action, suit or proceeding by or against Tenant, or if Tenant shall admit to any creditor or to Landlord that it is insolvent, or if the interest of Tenant in the Premises shall be sold under execution or other legal process; or (v) if Tenant shall abandon the Premises, vacate the Premises for a period of more than fifteen (15) consecutive days, or suffer this Lease to be taken under any writ of execution. Upon the occurrence of any Event of Default and after the delivery of written notice thereof to the extent required under applicable Michigan law, Landlord, in addition to any other rights and remedies it may have hereunder or by law, shall have the immediate right of re-entry, and may remove all persons and property from the Premises and it shall have the right to abandon or otherwise dispose of such property in any way it may deem fit which is not in contravention of applicable law. In addition, Landlord shall have the right, but not the obligation, to store all or some of the property which may have been removed in a public warehouse or elsewhere at the cost of, and for the account of, Tenant, all without service of notice or resort to legal process and all without being deemed guilty of trespass or becoming liable for any loss or damage which may be occasioned thereby.

        18.02 In the event Landlord shall elect to re-enter the Premises in accordance with Paragraph 18.01, or should Landlord take possession of Premises pursuant to legal proceedings or pursuant to any notice provided by law, Landlord may either terminate this Lease or may from time to time without terminating this Lease, make such alterations and repairs as Landlord may deem necessary in order to relet the Premises, and relet the Premises or any part thereof for any such term or terms (which may be for a term extended beyond the term of this Lease) and at such rental or rentals, and upon such other terms and conditions as Landlord may deem advisable.

        18.03 Upon the reletting of the Premises in accordance with Paragraph 18.02, all rentals received by Landlord from such reletting shall be applied in the following order of priority: (a) to the payment of any additional rent payable as provided in Section 5 hereof, including interest and late charges;
(b) to the payment of any other indebtedness other than rent due hereunder from Tenant to Landlord; (c) to the payment of the actual costs and expenses of obtaining possession, restoring and repairing the Premises and the actual costs and expenses of reletting, including brokerage and reasonable attorneys' fees; and (d) to the payment of any rent and other sums due and unpaid under this Lease. The remainder, if any, shall be held by Landlord and applied in payment of future rent as the same may become due and payable hereunder. If the rental received from such reletting during any month is less than that to be paid during that month by Tenant hereunder, Tenant shall pay any such deficiency to Landlord monthly. No such re-entry or taking possession of the Premises or any part thereof by Landlord shall be construed as an election on its part to terminate this Lease unless a written notice of such intention is given to Tenant or unless the termination thereof is decreed by a court of competent jurisdiction.

        18.04 Notwithstanding any reletting of the Premises without termination in accordance with Paragraph 18.02, Landlord may at any time after the occurrence of any Event of Default, terminate this Lease and, in addition to any, other remedies Landlord may have, Landlord may recover from Tenant all damages it may incur by reason of Tenant's breach, including, without limitation, the reasonable cost of recovering and reletting the Premises and reasonable attorneys' fees incidental thereto and the worth at the time of the termination of the amount of rent and other charges payable hereunder for the remainder of the Term, all of which amounts shall be immediately due and payable by Tenant to Landlord.

        18.05 In case suit shall be brought or an attorney otherwise consulted, for recovery of possession of the leased premises, for the recovery of rent or any other amount due under the provisions of this Lease, or because of the breach of any other covenant herein contained on the part of Tenant to be kept and performed, or any other action against Tenant by Landlord, or because of any claimed breach of this Lease by Landlord or any other action against Landlord by Tenant, (and Landlord shall be the prevailing party), Tenant shall pay to Landlord all expenses incurred therefor, including a reasonable attorneys' fee. In addition, Landlord and Tenant hereby waive trial by jury in any action, proceeding or counterclaim brought by Landlord or Tenant against the other on any matter whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord to Tenant, the use or occupancy of the Premises by Tenant or any person claiming through or under Tenant, any claim of injury or damage, and any emergency or other statutory remedies; provided, however, the foregoing waiver shall not apply to any action for personal injury or property damage.

        18.06 Landlord and Tenant shall each use reasonable efforts to mitigate any damages resulting from a default of the other party under this Lease. Landlord's obligation to mitigate damages after a default by Tenant under this Lease shall be satisfied in full if Landlord undertakes to lease the Premises to another tenant (the "Substitute Tenant") in accordance with the following criteria:



        (i) Landlord shall have no obligation to solicit or entertain negotiations with any other prospective Substitute Tenant for the Premises until Landlord obtains full and complete possession of the Premises, including, without limitation, the absolute right to relet the Premises free of any claim of Tenant.

        (ii) Landlord may give priority to lease any or all available space(s) in the Project before offering the Premises to a Substitute Tenant.

        (iii) Landlord shall not be obligated to lease the Premises to a Substitute Tenant for a rental less than the current fair market rental then prevailing for similar space in comparable properties in the same sub-market as the Building, nor shall Landlord be obligated to enter into a lease under other terms and conditions that are unacceptable to Landlord under Landlord's then current leasing policies for comparable space in the Building.

        (iv) Landlord shall not be obligated to enter into a lease with any proposed Substitute Tenant whose use would:



                A.      Disrupt the tenant mix of the Building;

                B. Violate any restriction, covenant, or requirement contained in the lease of another tenant of the Building or Project;

                C. Adversely affect the reputation of the Building or the Project; or

                D. Be incompatible with the tenancy or use of the Building as a first class office building.

        (v) Landlord shall not be obligated to enter into a lease with any proposed Substitute Tenant which does not have, in Landlord's reasonable opinion. sufficient financial resources to lease the Premises.

        (vi) Landlord shall not be required to expend any amount of money to alter, remodel, or otherwise make the Premises suitable for use by a proposed Substitute Tenant unless:

               A. Tenant pays any such sum to Landlord in advance of Landlord's execution of a lease with a Substitute Tenant (which payment shall not be in lieu of any damages or other sums to which Landlord may be entitled as a result of Tenant's default under this Lease); or

               B. Landlord, in Landlord's reasonable discretion, determines that any such expenditure is financially justified in connection with entering into a lease with such Substitute Tenant.

Upon compliance with the above criteria regarding releasing of the Premises after a default by Tenant, Landlord shall be deemed to have fully satisfied Landlord's obligation to mitigate damages under this Lease and under any law or judicial ruling in effect on the date of this Lease or at the time of Tenant's default, and Tenant waives and releases, to the fullest extent legally permissible, any right to assert in any action by Landlord to enforce the terms of this Lease, any defense, counterclaim, or rights of setoff or recoupment respecting the mitigation of damages by Landlord, unless and to the extent Landlord fails to act in accordance the requirements of this section.


                                 SECTION 19.

                    SURRENDER OF PREMISES ON TERMINATION

        19.01 At the expiration (or earlier termination) of the Term hereof, Tenant will surrender the Premises broom clean and in as good condition and repair as they were at the time Tenant took possession, subject to insured loss by casualty under Section 9 and reasonable wear and tear excepted, and promptly upon surrender will deliver all keys and building security cards for the Premises to Landlord at the place then fixed for the payment of rent. At the expiration of the Lease term, Tenant will, at its own cost and expense, repair or pay the cost of restoration with respect to any damage to the Premises arising from the removal of any trade fixtures or similar items. Tenant shall have no rights of removal as to property affixed or otherwise placed on or in the Premises by or at the expense of Landlord, its predecessors, successors or assigns. All costs and expenses incurred by Landlord in connection with repairing or restoring the Premises to the condition called for herein, together with the costs, if any, of removing any property of Tenant together with any property designated by Landlord pursuant to Section 10.02, left on the Premises, shall be paid by Tenant on demand. Tenant shall remove all property of Tenant and make all repairs necessitated thereby at its own cost, as directed by Landlord. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of the Term of this Lease.


                                 SECTION 20.

             PERFORMANCE BY LANDLORD OF THE COVENANTS OF TENANT

        20.01 If Tenant fails to pay any sum of money, other than Base Rent, required to be paid hereunder or fails to perform any act on its part to be performed hereunder, including, but not limited to, the performance of all covenants pertaining to the condition and repair of the Premises pursuant to
Section 10 above, and if such failure shall not otherwise be cured within the time, if any, provided herein, then upon two (2) days notice Landlord may (but shall not be required to), without waiving or releasing Tenant from any of Tenant's obligations, make any such payment or perform any such other act. All sums so paid or incurred by Landlord and all incidental costs, including, but not limited to, the cost of repair, maintenance or restoration of the Premises, shall be deemed additional rental and, together with interest thereon computed at the rate set forth in Section 5 hereof from the date of payment by Landlord until the date of repayment by Tenant to Landlord, shall be payable to Landlord on demand. On default in such payment, Landlord shall have the same remedies as on default in payment of rent. The rights and remedies granted to Landlord under this Section 20 shall be in addition to, and not in lieu of, all other remedies, if any, available to Landlord under this Lease or otherwise, and nothing contained herein shall be construed to limit such other remedies of Landlord with respect to any matters covered herein.


                                 SECTION 21.

                    SUBORDINATION; ESTOPPEL CERTIFICATES

        21.01 This Lease is subject and subordinate to all ground leases, underlying leases, and mortgages, if any, now or hereafter made, which may now or hereafter affect the Project and to all renewals, modifications, consolidations, replacements and extensions of any such ground leases, underlying leases and mortgages. This clause shall be self-operative and no further instrument of subordination shall be necessary. Notwithstanding the foregoing, Landlord reserves the right to declare this Lease prior to the lien of any ground lease, underlying lease, or mortgage now or hereinafter placed upon the real property of which the Premises are a part by recording a written notice of such priority with the register of deeds. Tenant covenants and agrees to execute and deliver, within ten (10) days after requested by Landlord, such further instrument or instruments subordinating this Lease (or declaring the Lease prior and superior) to any lease or proposed lease or to the lien of any such mortgage or mortgages as shall reasonably be desired by Landlord, any lessor or proposed lessor, and any mortgagees or proposed mortgagees. Such instruments will be commercially reasonable. Landlord warrants as of the date of signing of this Lease there are no ground leases, underlying leases or mortgages attached to the Project.

        21.02 In the event any proceedings are brought for foreclosure of, or in the event of the conveyance by deed in lieu of foreclosure of, or in the event of the exercise of the power of sale under, any mortgage made by Landlord covering the Premises, Tenant hereby attorns to the new owner, and covenants and agrees to execute any instrument in writing reasonably satisfactory to the new owner, whereby Tenant attorns to such successor in interest and recognizes such successor as Landlord under this Lease.


        21.03 Tenant, within ten (10) days after request (at any time or times) by Landlord, will execute and deliver to Landlord an estoppel certificate, in form reasonably acceptable to Landlord, certifying: (i) to the Commencement Date and expiration date of the Term; (ii) that this Lease is unmodified and in full force and effect, or is in full force and effect as modified, stating the modifications; (iii) that Tenant does not claim that Landlord is in default in any way, or listing any such claimed defaults and that Tenant does not claim any rights of setoff, or listing such rights of setoff; (iv) to the amount of monthly rent and other sums due hereunder as of the date of the certificate, the date to which the rent has been paid in advance, and the amount of any security deposit or prepaid rent; (v) that Tenant agrees to provide any mortgagee of Landlord with notice of any default by Landlord hereunder and give such mortgagee the opportunity to cure such default within sixty (60) days of such mortgagee's receipt of notice of such default; and (vi) such other matters as may be reasonably requested by Landlord. Any such certificate may be relied upon by any prospective purchaser, mortgagee or lessor of the Premises or any part thereof.


                                 SECTION 22.

                               QUIET ENJOYMENT

        22.01 Landlord agrees that at all times when no Event of Default exists under this Lease, Tenant's quiet and peaceable enjoyment of the Premises, in accordance with and subject to the terms of this Lease, will not be disturbed or interfered with by Landlord or any person claiming by, through, or under Landlord.


                                 SECTION 23.

                                HOLDING OVER

        23.01 If Tenant remains in possession of the Premises after the expiration of this Lease without executing a new lease, Landlord shall have the right to deem Tenant to be occupying the Premises as a tenant from month to month and the Base Rent for each month will be one hundred fifty (150%) percent of the greater of: (a) the regular monthly installment of Base Rent payable for the last month of the Term of this Lease; or (b) the then prevailing market rates of rent for the Project determined by Landlord in its sole and absolute discretion. This provision shall not preclude Landlord from terminating the lease or recovering any and all damages Landlord may incur as a result of Tenant's failure to timely deliver possession of the Premises to Landlord or from exercising any other right or remedy it may have hereunder.


                                 SECTION 24.

                       REMEDIES NOT EXCLUSIVE; WAIVER

        24.01 Each and every of the rights, remedies and benefits of Landlord provided by this Lease are cumulative, and are not exclusive of any other of said rights, remedies and benefits, or of any other rights, remedies and benefits allowed by law.

        24.02 The failure of Landlord to seek redress for violation of, or to insist upon the strict performance of, any covenant or condition of this Lease or of any of the rules or regulations set forth or hereafter adopted by Landlord, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Landlord of rent with knowledge of the breach of any covenant of this Lease shall not be deemed a waiver of such breach and no provision of this Lease shall be deemed to have been waived by Landlord unless such waiver be in writing signed by Landlord. One or more waivers of any covenant or condition by either party shall not be construed as a waiver of a further or subsequent breach of the same covenant or condition, and the consent or approval by Landlord to or of any act by Tenant requiring Landlord's consent or approval will not be deemed to waive or render unnecessary Landlord's consent or approval to or of any subsequent similar act by Tenant. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly rental herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord shall accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy provided in this Lease.



                                  SECTION 25.

                             WAIVER OF SUBROGATION

     25.01 Landlord and Tenant hereby release each other and their respective agents and employees from any and all liability to each other or anyone claiming through or under them by way of subrogation or otherwise for any loss or damage to property caused by or resulting from risks insured against under the property insurance for loss, damage or destruction by fire or other casualty carried by the parties hereto and which was in force at the time of any such loss or damage or which would have been so covered had the insurance required hereunder been maintained; provided, however, that this release shall be applicable only with respect to loss or damage occurring during such time as the releasor's policies of insurance contain a clause or endorsement to the effect that any such release shall not adversely affect or impair such policies or prejudice the right of the releasor to recover thereunder. Landlord and Tenant each agrees that it will require its property insurance carriers to include in its policy such a clause or endorsement. However, if such endorsement cannot be obtained, or shall be obtainable only by the payment of an additional premium charge above that which is charged by companies carrying such insurance without such waiver of subrogation, then the party undertaking to obtain such waiver shall notify the other party of such fact and such other party shall have a period of ten (10) days after the giving of such notice to agree in writing to pay such additional premium if such policy is obtainable at additional cost (in the case of Tenant, pro rate in proportion of Tenant's rentable area to the total rentable area covered by such insurance); and if such other party does not so agree or the waiver shall not be obtainable, then the provisions of this Section 25.01 shall be null and void as to the risks covered by such policy for so long as either such waiver cannot be obtained or the party in whose favor a waiver of subrogation is desired shall refuse to pay the additional premium. If the release of either Landlord or Tenant, as set forth in the second sentence of this Section 25.01, shall contravene any law with respect to exculpatory agreements, the liability of the party in question shall be deemed not released, but no action or rights shall be sought or enforced against such party unless and until all rights and remedies against the other's insurer are exhausted and the other party shall be unable to collect such insurance proceeds. The waiver of subrogation referred to above shall extend to the agents and employees of each party (including, as to Landlord, the Manager), but only if and to the extent that such waiver can be obtained without additional charge (unless such party shall pay such charge). Nothing contained in this Section 25.01 shall be deemed to,relieve either party from any duty imposed elsewhere in this Lease to repair, restore and rebuild.



                                  SECTION 26.

                             RIGHT TO SHOW PREMISES

     26.01 Landlord may show the Premises to prospective tenants and brokers, and may display signs about the Project and elsewhere advertising the availability of the Premises during the last eighteen (18) months of the Lease.



                                  SECTION 27.

                                INDEMNIFICATION

     27.01 Tenant at its expense will defend, indemnify, save and hold harmless Landlord, its invitees, licensees, servants, agents, employees, affiliated entities and contractors, from and against any loss, damage, claim of damage, liability or expense, (including attorney fees) to or for any person or property, whether based on contract, tort, negligence or otherwise, arising directly or indirectly out of or in connection with the condition of the Premises, the occupation, use or misuse thereof by Tenant or any other person, the acts or omissions of Tenant, its invitees, licensees, servants, agents, employees or contractors, the failure of Tenant to comply with any provision of this Lease, or any event on or relating to the Premises, whatever the cause or any litigation or other proceeding by or against Tenant to which Landlord is made a party, other than the intentional, willful or malicious act of Landlord which causes an injury which was either expected or intended by Landlord when it performed the act in question. The provisions of this Section 27.01 will survive the expiration or termination of this Lease.

                                  SECTION 28.

                  DEFINITION OF LANDLORD; LANDLORD'S LIABILITY

     28.01 The term "Landlord" as used in this Lease so far as covenants, agreements, stipulations or obligations on the part of Landlord are concerned is limited to mean and include only the owner or owners of the Premises at the time in question, and in the event of any transfer or transfers of the title to such fee Landlord herein named (and in case of any subsequent transfers or conveyances the then grantor) will automatically be freed and relieved from and after the date of such transfer or conveyance of all personal liability for the performance of any covenants or obligations on the part of Landlord contained in this Lease thereafter to be performed.



     28.02 This Lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on the part of Tenant to be performed shall in no way be affected, impaired or excused because Landlord is unable to fulfill any of its obligations under this Lease or is unable to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repairs, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from so doing by reasons of shortages of materials, acts of God, governmental restrictions, strike or labor troubles or any cause beyond Landlord's reasonable control including, but not limited to, government preemption in connection with a national emergency or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions of supply and demand which have been or are affected by war or other emergency.



                                  SECTION 29.

                     SECURITY DEPOSIT AND SECURITY INTEREST

                                  SECTION 30.

                             RULES AND REGULATIONS

     30.01 Tenant shall faithfully abide by and observe the rules and regulations for the Building, a copy of which is attached hereto as Exhibit B and made a part hereof, and, after notice thereof, all reasonable additions thereto and modifications thereof of uniform applicability from time to time promulgated in writing by Landlord.

                                  SECTION 31.

                             SIGNS AND ADVERTISING

     31.01 No signs, lighting, lettering, pictures, notices, advertisements, shades, awnings or decorations will be displayed, used or installed by Tenant except as approved in writing by Landlord. All such materials displayed in and about the Premises will be such only as to advertise the business carried on upon the Premises and Landlord will control the location, character and size thereof. Tenant shall not cause or permit to be used any advertising materials or methods which are reasonably objectionable to Landlord or to other tenants of the Building, including without limiting the generality of the foregoing: loudspeakers, mechanical or moving display devices, unusually bright or flashing lights and similar devices the effect of which may be seen or heard from outside the Premises. Tenant shall not solicit business, sell or display merchandise, or distribute hand bills or other advertising matter in the parking area or other Common Areas.

                                  SECTION 32.

                                    GENERAL

     32.01 If, by reason of the occurrence of unavoidable delays due to acts of God, governmental restrictions, strikes, labor disturbances, shortages of materials or supplies or for any other cause or event beyond Landlord's reasonable control, Landlord is unable to furnish or is delayed in furnishing any service required by Landlord under the provisions of this Lease, or Landlord is unable to perform or make or is delayed in performing or making any installations, decorations, repairs, alterations, additions, or improvements, required to be performed or made under this Lease, or is unable to fulfill or is delayed in fulfilling any of Landlord's other obligations under this Lease, no such inability or delay shall constitute an actual or constructive eviction in whole or in part, or, except as otherwise (expressly provided herein, entitle Tenant to any abatement or diminution of rental or other charges due hereunder or otherwise relieve Tenant from any of its obligations under this Lease, or impose any liability upon Landlord or its agents by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business, or otherwise.

     32.02 This Lease is being entered into and executed in the State of Michigan, and all questions with respect to the construction of this Agreement and the rights and liabilities of the parties shall be determined in accordance with the provisions of the laws of the State of Michigan.

     32.03 Many references in this Lease to persons, entities and items have been generalized for ease of reading. Therefore, references to a single person, entity or item will also mean more than one person, entity or thing whenever such usage is appropriate (for example, "Tenant" may include, if appropriate, a group of persons acting as a single entity, or as tenants-in-common).
Similarly, pronouns of any gender should be considered interchangeable with pronouns of other genders.

     32.04 Section headings appearing in this Lease are for convenience only. They do not define, limit or construe the contents of any paragraphs or clauses contained herein.

     32.05 Landlord reserves the right to relocate Tenant in other comparable space In the Building upon not less than sixty (60) days prior written notice to Tenant. Landlord shall pay the cost of moving Tenant to new space. If Tenant does not wish to accept such relocation, Tenant may object thereto by written notice to Landlord within ten (1 0) days after the notice from Landlord. In the event Tenant fails to object within such ten (10) day period, Tenant shall be deemed to have accepted the relocation. In the event Tenant so objects, Landlord may rescind the notice of intention to relocate Tenant or may reaffirm said intention, in which event Tenant may terminate this Lease by written notice to Landlord within five (5) days after the affirmation notice from Landlord. In the event Tenant fails to notify Landlord of its termination within such five
(5) day period, it shall be deemed to have accepted the relocation. If Tenant terminates this Lease pursuant this paragraph, Tenant must vacate the Premises within thirty (30) days following Tenant's notice to Landlord of termination. The cost of relocation to be paid by Landlord shall include the expense of the de-installation and installation of equipment, facilities, and business communications facilities to such substitute space. All reimbursements to Tenant shall be made within thirty
(30) days of receipt of the invoice(s) therefor.

     32.06 The covenants, conditions and agreements contained in this Lease shall bind and inure to the benefit of Landlord and Tenant and their respective heirs, distributees, successors, administrators and executors provided, however, that no assignment by, from, through, or under Tenant in violation of any of the provisions hereof shall vest in the assigns any right, title, or Interest whatsoever. All provisions of this Lease are and will be binding on the successors and permitted assigns of Landlord and Tenant.

     32.07 Time shall be and is of the essence in this Lease and with respect to the performance of all obligations of Landlord and Tenant hereunder.

     32.08 Any services which Landlord is required to furnish pursuant to the provisions of this Lease may, at Landlord's option, be furnished from time to time, in whole or in part, by employees of Landlord or by the managing agent of the Project or by one or more third persons.

     32.09 Landlord shall have the right at any time, and from time to time, to unilaterally amend the provisions of this Lease if Landlord is advised by counsel that all or any portion of the monies paid by Tenant to Landlord hereunder are, or may be deemed to be, unrelated business income within the meaning of the United States Internal Revenue Code or regulation issued thereunder, and Tenant agrees that it will execute all documents or instruments necessary to effect such amendment or amendments, provided that no such amendment shall result in Tenant having to pay in the aggregate more money on account of its occupancy of the Premises under the term of this Lease as so amended and provided, further, that no such amendment or amendments shall result in Tenant receiving under the provisions of this Lease less service than it is entitled to receive, nor services of a lesser quality.

     32.10 Except as otherwise provided herein, neither Landlord nor Landlord's agents have made any representations or promises with respect to the physical condition of the Building, the Land or the Premises, or with respect to the rents, leases, expenses of operation or any other matter or thing affecting or related to the Premises except as expressly set forth herein; and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this Lease.

     32.11 Annually and at any other time, Tenant shall promptly furnish Landlord financial statements reflecting Tenant's and any Guarantor's current
financial condition.    All such financial statements shall be in such form and
contain such detail as Landlord shall reasonably request.

     32.12 In case any provision of this Lease or any agreement or instrument executed in connection herewith shall be invalid, illegal or unenforceable, such provision shall be enforced to the fullest extent permitted by applicable law, and the validity, legality and enforceability of the remaining provisions hereof and thereof shall not in any way be affected or impaired thereby. This Lease shall not be construed more strictly against one party than against the other, merely by virtue of the fact that it may have been prepared by counsel for one of the parties, it being recognized that both Landlord and Tenant have contributed substantially and materially to the preparation of this Lease.

     32.13 This Lease can be modified or amended only by a written agreement signed by Landlord and Tenant. This Lease and the Exhibits attached hereto and forming a part hereof set forth all of the covenants, agreements, stipulations, promises, conditions and understandings between Landlord and Tenant concerning the Premises, and there are no covenants, agreements, stipulations, promises, conditions or understanding, either oral or written, between them other than set forth herein or therein.

     32.14 Tenant will not record this Lease or a memorandum hereof, and will not otherwise disclose the terms of this Lease to anyone other than its attorneys, accountants or employees who need to know of its contents in order to perform their duties for Tenant. Any other disclosure will be an Event of Default under the Lease. Tenant agrees that Landlord shall have the right to publish a "tombstone" or other promotional description of this Lease.

     32.15 Except as disclosed in writing to Landlord, Tenant represents and warrants to Landlord that there are no claims for brokerage commissions or finder's fees in connection with this Lease as a result of the contracts, contacts or actions of Tenant, and Tenant agrees to indemnify Landlord and hold it harmless from all liabilities arising from any such claim arising from an alleged agreement or act by Tenant (including, without limitation, the cost of counsel fees in connection therewith); such agreement to survive the termination of this Lease.

     32.16 The matters set forth on Exhibit D, Special Provisions, if any, are hereby accepted and agreed to between Landlord and Tenant and incorporated herein by reference.

     IN WITNESS WHEREOF Landlord and Tenant have executed this Lease as of the date and year first above written.

LANDLORD:                                       TENANT:

WRC PROPERTIES, INC., a Delaware Corporation    SYNTEL, INC., a Michigan Corporation

By:     Nicholas E. Stolatis                    By:          Bharat Desai
   ------------------------------------            -------------------------------------
              Signature                                       Signature

Printed Name:   Nicholas E. Stolatis            Printed Name:   Bharat Desai
             --------------------------                      ---------------------------
Its:   Assistant Secretary                      Its:    President
    -----------------------------------             ------------------------------------

Date:                                           Date:   August 29, 1996
     ----------------------------------              -----------------------------------

                                   EXHIBIT A

                                   SPACE PLAN







                                  [FLOOR PLAN]







                                                          TROY OFFICENTRE 2
                                                   [LOGO] Building - D - 2 - 4
                                                          NO SCALE



                Approved by Tenant:

                SYNTEL, INC., a Michigan Corporation

                By:          Bharat Desai
                   -----------------------------------
                                Signature

                Printed Name: Bharat Desai
                             -------------------------

                Its:          President
                    ----------------------------------

                Date:         August 29, 1996
                     ---------------------------------

                                  EXHIBIT B

                     RULES AND REGULATIONS OF THE PROJECT

     Tenant agrees for itself, its employees, agents, clients, customers, licensees, invitees and guests, to comply fully with the following rules and regulations and with such reasonable modifications thereof and additions thereto as Landlord may make for the Project. All rules and regulations set forth in this Exhibit B shall be in addition to, and shall in no way limit, the provisions of the Lease.

     1 . The Common Areas of the Project shall not be used by Tenant for any purpose other than those for which they are intended or designated.

     2. Landlord has the right to control access to the Project and refuse admittance to any person or persons without satisfactory identification or a pass issued by Tenant during hours reasonably determined by Landlord.

     3. No person shall disturb other occupants of the Building by making loud or disturbing noises.

     4. Soliciting, peddling and canvassing is prohibited in the Project and Tenant shall cooperate to prevent the same.

     5. All deliveries and removals of furniture, equipment or other bulky items must take place after notification to Landlord, during such hours and in such manner as Landlord shall reasonably determine. Tenant shall be responsible for all damage or injury resulting from the delivery or removal of all articles into or out of the Project or the Premises. No load shall be placed on the floors or in elevators in excess of the limits which shall be established by Landlord.

     6. Tenant shall not use any equipment emitting noxious fumes or offensive odors unless they are properly vented at Tenant's expense.

     7. Nothing shall be attached to the interior or exterior of the Building without the prior written consent of Landlord, except art work and/or the Syntel, Inc. logo on the walls.

     8. No sign or other representation shall be placed on the interior or exterior of the Building without prior written consent of Landlord.

     9. No hazardous articles, bicycles, vehicles or animals of any kind (other than wheelchairs and seeing-eye dogs) shall be brought into or kept in or about the Building without the prior consent of Landlord.

    10. No marking, painting, drilling, boring, cutting or defacing of the walls, floors or ceilings of the Building, other than that which is reasonably necessary for the hanging of art work, diplomas and similar objects which do not require any material alteration to any wall, floor or ceiling, shall be permitted without the prior written consent of Landlord.

    11. The electrical system and lighting fixtures in the Building shall not be altered or disturbed in any manner without the prior written consent from Landlord. Any alterations or additions must be performed by licensed personnel authorized by Landlord.

    12. The toilets and other plumbing fixtures shall not be used for any purpose other than that for which they are designed. No sweepings, rubbish or other similar materials or substances shall be deposited therein.

    13. Smoking is prohibited in the elevators), hallways, corridors, stairs, lobbies and other common areas of the Project unless clearly designated to the contrary by Landlord.

    14. Tenant shall not waste electricity, water or air-conditioning, and shall cooperate fully with Landlord to assure the most effective operation of the Building's heating and air-conditioning. Tenant shall not adjust any controls other than room thermostats installed for Tenant's use. Tenant shall not tie, wedge or otherwise fasten open any water faucet or outlet. Tenant shall keep all corridor doors closed.

    15. Tenant assumes full responsibility for protecting the Premises from theft, burglary, robbery and pilferage. Except during Tenant's normal business hours, Tenant shall keep all door's to the Premises locked and other means of entry to the Premises closed and secured.

    16. Tenant or Tenant's employees shall not distribute literature, flyers, handouts or pamphlets of any kind in any of the common areas of the Project without the prior written consent of Landlord.

     17. Tenant shall not sell or prepare any food or beverages in or from the Premises without Landlord's prior written consent, except for coffee, tea, soup and microwave foods prepared for consumption by Tenant, Tenant's servants, employees, agents, clients, customers, licensees, invitees. visitors, and contractors.

     18. Tenant shall not permit the use of any apparatus for sound production or transmission in such manner that the sound so transmitted or produced shall be audible or vibrations therefrom shall be detectable beyond the Premises.

     19. Tenant shall keep all electrical and mechanical apparatus free of vibration, noise and air waves which may be transmitted beyond the Premises.

     20. No floor covering shall be affixed to any floor in the Premises by means of glue or other adhesive without Landlord's prior written consent.

     21. Tenant shall not use the name of the Building for any purpose other than that of the business address of Tenant (which it may do, at its own risk, in the event the name of the Building changes), and shall not use any picture or likeness of the Building in any circulars, notices, advertisements or correspondence.

     22. Tenant shall not obstruct sidewalks, entrances, passages, courts, corridors, vestibules, halls, elevators and stairways in or about the Building, nor shall Tenant place objects against glass partitions, doors or windows which would be unsightly from the Building's corridors, or from other areas of the Building.

     23. Tenant shall not make any room-to-room canvass to solicit business from other tenants of the Building.

     24. No additional locks or similar devices shall be attached to any door and no locks shall be changed without Landlord's prior written consent. A card access security system may be installed and maintained by Tenant. Upon termination of this Lease or of Tenant's possession of the Premises, Tenant shall surrender all keys for door locks and other locks in or about the Premises and shall make known to Landlord the combination of all locks, safes, cabinets and vaults which are not removed by Tenant.

     25. Tenant shall not install or operate any machinery or mechanical devices of a nature not directly related to Tenant's ordinary use of the Premises without Landlord's prior written consent.

     26. Tenant shall not employ any person to perform any cleaning, repairing, janitorial, decorating, painting or other services or work in or about the Premises, except with the approval of Landlord.

     27. Tenant shall ascertain from Landlord the maximum amount of electrical current which can safely be used in the Premises, taking into account the capacity of the electric wiring in the Building and the Premises and the needs of other tenants, and shall not use more than such safe capacity. Landlord's consent to the installation of electric equipment shall not relieve Tenant from the obligation not to use more electricity than such safe capacity.,

     28. Tenant shall not overload any floor or elevator and shall not install any heavy objects, safes, business machines, files or other equipment without having received Landlord's prior written consent as to size, maximum weight, routing and locations thereof. Safes, furniture, equipment, machines and other large or bulky articles shall be brought through the Building and into and out of the Premises at such times and in such manner as Landlord shall direct (including the designation of elevator) and at Tenant's sole risk and responsibility. Prior to Tenant's removal of any such articles from the Building, Tenant shall obtain written authorization therefore from Landlord.

     29.  Tenant shall not in any manner deface or damage the Building.

     30. Tenant shall not bring into the Building or Premises inflammables such as gasoline, kerosene, naphtha and benzine, or explosives or any other articles of intrinsically dangerous nature.

     31. Movement into or out of the Building of furniture or office equipment, or dispatch or receipt by Tenant of any merchandise or materials other than hand-delivered packages, which requires the use of elevators or stairways or movement through the Building entrances or lobby, shall be restricted to the hours designated by Landlord. Tenant assumes all risk of damage to any and all articles so moved, as well as injury to any person or property in such movement, and hereby agrees to indemnify Landlord against any loss resulting therefrom.

     32. Landlord shall not be responsible for any lost or stolen property, equipment, money or jewelry from the Premises or the public areas of the Building regardless of whether such loss occurs when the Premises are locked.

     33. The Premises shall not be used for housing, lodging, sleeping or for any immoral or illegal purpose.

     34. The work of the janitor or cleaning personnel shall not be hindered by Tenant after 5:30 p.m. and the windows may be cleaned at any time. Tenant shall provide adequate waste and rubbish receptacles to prevent unreasonable cost to Landlord in discharging its obligations regarding cleaning services.

     35. Tenant will refer all contractors or installation technicians rendering any service for Tenant for supervision and approval of Landlord before performance of any contractual services.

     36.     Parking Regulations:
            (i) Cars WILL NOT park in the designated "Reserved" spaces. There will be no parking in any area of the Project other than those areas clearly marked and defined for parking.
            (ii) Parking will be on the basis of first-come, first-served except for reserved spaces.
            (iii) Parkers will be expected to park their cars in an orderly manner within the marked stalls provided.
            (iv) It is recommended that cars be left in a "brakes on, doors locked" condition at all times.
            (v) No car will be allowed to park in any driveway area or in any manner which will interfere with the normal flow of traffic.
            (vi) Cars parked illegally will be towed at the car owner's expense.
            (vii) Tenant agrees that all its employees have been fully informed as to the content of these regulations.
            (viii) Landlord or Landlord's agents and employees shall not be liable for and Tenant waives all claims resulting from any accident or occurrence in and upon the parking area.
            (ix) All automobiles parked in the parking areas shall be in good condition and repair, utilized for personal transportation, not commercial in nature and driven and handled at the risk of the owner.
            (x) Automobile owner or owner's agents shall not wash, wax or otherwise clean or prep the interior/exterior of vehicles or perform any maintenance whatsoever on vehicles within the parking area or on any part of the parking lot servicing the Building.
            (xi) In the event that automobile owner's use of the parking area violates any local, county or state law, regulation or ordinance, automobile owner's right to utilize the parking area shall immediately cease. In addition, in no event shall Tenant permit its employees, licensees, invitees or other occupants to use more than Tenant's Proportionate Share of the existing parking spaces for the Project.
            (xii) Parking areas shall not be used to store vehicles or for parking large commercial or recreational vehicles.

Tenant shall be responsible for the observance of all the foregoing rules and regulations by Tenant's employees, agents, clients, customers, invitees, licensees and guests. Landlord shall not be responsible for any violation of the foregoing rules and regulations by other tenants of the Building and shall have no obligation to enforce the same against other tenants. Landlord shall have the right to amend these rules and regulations from time to time in accordance with the terms of the Lease.


                                        Approved by Tenant:

                                        SYNTEL, INC., A MICHIGAN CORPORATION

                                        By:         Bharat Desai
                                           --------------------------------
                                                   Signature

                                        Printed Name: Bharat Desai
                                                     ----------------------

                                        Its:          President
                                            -------------------------------

                                        Date:         August 29, 1996
                                             ------------------------------

                                   EXHIBIT C
                            DAILY JANITORIAL SERVICE


        (a)     All waste paper baskets and ashtrays are emptied and cleaned.

        (b)     All furniture and cleared desks are dusted as required.

        (c)     All carpeting is vacuum cleaned daily as required.

        (d)     All doors, doorknobs, and glass are wiped down as required.

        (e)     Walls are spot cleaned as required.

        (f)     Windows are spot cleaned as required.

        (g) All corridors, common areas, common area bathrooms, and elevators are cleaned daily, which includes washing all tile floors, washing out the sinks and stalls, vacuum cleaning the hallway carpeting, cleaning out the drinking fountains and spot cleaning the walls and mirrors where necessary.



                                        Approved by Tenant:

                                        SYNTEL, INC., A MICHIGAN CORPORATION


                                        By:          Bharat Desai
                                           -------------------------------
                                                     Signature

                                        Printed Name: Bharat Desai
                                                     ---------------------

                                        Its:          President
                                            ------------------------------

                                        Date:         August 29, 1996
                                             -----------------------------

                                   EXHIBIT D
                               SPECIAL PROVISIONS

                      D1 EXCESS TENANT IMPROVEMENT COSTS.

     Landlord shall construct the Tenant Improvements up to a cost of Four hundred forty-five thousand three hundred thirty-one dollars and fifty-two cents ($445,331.52) (the "Tenant Improvement Allowance"). In the event the cost of completing the Tenant Improvements is less than the Tenant Improvement Allowance, Landlord shall retain the difference and Tenant shall have no claim for and not be entitled to receive any such sums. In the event the estimated cost of completing the Tenant Improvements in accordance with the Plans shall at anytime exceed one hundred five percent (105%) of the Tenant Improvement Allowance, Tenant shall pay Landlord, within five (5) days of request for such payment (which request will come no more than twice monthly), the difference between the estimated cost of completion and the Tenant Improvement Allowance on a percentage of completion basis. If the estimated cost of completion of the Tenant Improvements is less than one hundred five percent (105%) of the Tenant Improvement Allowance, Tenant shall pay Landlord the difference between the actual cost of completion and the Tenant Improvement Allowance when the Tenant Improvements are substantially complete.

                              D2 MOVING ALLOWANCE.

Landlord shall provide Tenant with a Moving Allowance of up to $1.00 per usable square foot, Twenty-three thousand three hundred twenty-eight dollars and zero cents ($23,328.00), to be paid upon presentation of related moving company invoices. The cost of moving in excess of the $1.00 per usable square foot provided by the Landlord shall be funded by the Tenant.

                                D3 OPTION TERM.

Provided that no default exists under this Lease and provided no default shall have existed within a period of one (1) year prior to the notification hereunder by Tenant, Tenant shall have the right to extend the Initial Term of this Lease for one (1) term of five (5) Lease Years (an "Option Term"), provided that Tenant shall deliver to Landlord written notice of its election to extend the Term of this Lease at least twelve (12) months prior to the expiration date of the Initial Term of this Lease or the expiring Option Term, as the case may be. Except as expressly otherwise provided herein, all the covenants, agreements, terms and conditions contained herein shall remain in full force and effect during the Option Term, and the rent shall be adjusted as below.
Base Rent for the Option Term shall be as follows: the rent for the Option Term shall be at then prevailing market levels for comparable renewal space at the Building but not, in any event, less than the Base Rent payable at the end of the then current Term.

                             D4 TENANT AUDIT RIGHT.

Tenant shall have the right, at its sole cost and expense, to audit Landlord's records at the Manager's office relating to Real Estate Taxes and Operating Expenses for the Base Year and any subsequent year solely for the purpose of determining the amounts paid by Tenant pursuant to Section 6 of this Lease. However, Tenant may only conduct an audit (i) upon reasonable notice to Landlord so as to allow landlord sufficient time to compile its records and make them available to Tenant at Manager's office and upon reimbursement to Landlord for its costs and expenses incurred in connection with such audit; (ii) not more than sixty (60) days after Tenant receives the Annual Statement of Real Estate Taxes and Operating Expenses for the subject year, regardless of whether the year in question is the Base Year or any subsequent year, and (iii) not more than once during any Lease Year.

                           D5 TENANT'S RIGHT TO CURE,

If Landlord shall default in any of its obligations under this Lease, Tenant shall give written notice of such default to Landlord. Landlord shall cure any material default within thirty (30) days after the date of such notice or, in the event that such default is of a character as to require more than thirty
(30) days to cure, Landlord shall commence curing such default within thirty
(30) days and shall diligently pursue such cure. If any material default relates to a condition that is for the exclusive benefit of the Premises and as a result thereof Tenant is denied the use of the Premises and Landlord fails to cure such default in all material respects within the applicable time period, Tenant shall have the right to cure such default in a good and workmanlike manner and Landlord shall reimburse Tenant within thirty (30) days of demand for its reasonable costs in performing such work.

                              D6 NON-DISTURBANCE.

In the event of subordination of this Lease, the subordination shall be conditioned upon the agreement of the mortgagee or lessor that in the event of foreclosure or the assertion of any other rights under the mortgage or lease, this Lease and the rights of Tenant hereunder shall continue in effect and shall not be terminated or disturbed so long as Tenant continues to perform and no Event of Default exists under this Lease.



                                         Approved by Tenant:

                                         SYNTEL, INC., A MICHIGAN CORPORATION

                                         BY:       Bharat Desai
                                            ----------------------------------
                                                     Signature


                                         Printed Name: Bharat Desai
                                                      ------------------------

                                         Its:          President
                                             ---------------------------------

                                         Date:        August 29, 1996
                                              --------------------------------